Exhibit 99.1

CafePress Reports Third Quarter 2014 Results

Company Divests InvitationBox.com Asset as Part of Strategic Review Process

LOUISVILLE, Ky., November 13, 2014 - CafePress Inc. (NASDAQ: PRSS) today reported financial results for the three months ended September 30, 2014.

Management Commentary

“CafePress made operational progress during the third quarter as we focused on streamlining our business to drive towards profitable growth and improve the consumer experience,” said Chief Executive Officer Fred Durham. “During the period we began to optimize pricing and improve the ROI of our marketing. We also launched or expanded key content and e-commerce partnerships. We also recently signed a definitive agreement to divest the InvitationBox.com stationery business, in line with our intent to simplify operations and reduce the complexity associated with managing multiple brands. This is a step in our plan to drive shareholder value by focusing on our core CafePress.com asset and restoring the health of the business.”

Third Quarter 2014 Financial Highlights

•	Net revenues totaled $48.6 million, compared to $50.4 million in the third quarter of 2013.

•	GAAP net loss was $(6.4) million, or $(0.37) per diluted share, (including stock-based compensation, amortization of intangible assets, benefit (provision) for income taxes, acquisition and restructuring costs), compared to a net loss of $(3.1) million, or $(0.18) per diluted share, in the third quarter of 2013.

•	Adjusted EBITDA was a loss of $(2.1) million, compared to Adjusted EBITDA of $0.6 million in the third quarter of 2013.

•	Non-GAAP net loss was $(2.8) million, or $(0.16) per diluted share, (excluding stock-based compensation, amortization of intangible assets, benefit (provision) for income taxes, acquisition and restructuring costs), compared to non-GAAP net loss of $(1.0) million, or $(0.06) per diluted share in the third quarter of 2013.

•	Gross profit margin was 36.4% of net revenues, compared to 39.3% in the third quarter of 2013.

•	At September 30, 2014, cash, cash equivalents, and short-term investments totaled $12.7 million. The third quarter is historically the low point of the year for CafePress from a working capital perspective. The Company expects to generate cash in the fourth quarter as it has historically, feels its cash position is sufficient to fund its operations for the foreseeable future, and has a $5 million unused line of credit.

Third Quarter 2014 Operating Metrics

•	Average Order Size (AOS) was $42, up 12% year-over-year.

•	Orders totaled 1.1 million, a 14% year-over-year decline.

The decrease in order count in the third quarter was primarily related to photo print partners, which carry a lower AOS. This was a contributor to an overall mix change, which produced an increase in AOS.

Third Quarter Operating Highlights

CafePress has recently:

•	Partnered with The Weinstein Company to launch an e-commerce shop for the movie The Giver

•	Joined with Lionsgate Entertainment to offer unique fan designs for film property The Hunger Games: Mockingjay – Part 1 on CafePress.com

•	Partnered with Borman Entertainment to add personalization products to the official Keith Urban online store

•	Continued support for The Breast Cancer Research Foundation® with a campaign generating donations from focused product sales and an interactive social media campaign

•	Launched personalization experience and added curated content to www.personalizationuniverse.com for 1-800-FLOWERS.com®

Third Quarter 2014 Conference Call

Management will review the third quarter financial results on a conference call on Thursday, November, 13, 2014 at 5:00 p.m. Eastern Standard Time. To participate on the live call, analysts and investors should dial 1-888-427-9376 at least ten minutes prior to the call. CafePress will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at http://investor.cafepress.com/.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures. Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include Adjusted EBITDA, non-GAAP income (loss), and non-GAAP net income (loss) per diluted share. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the information provided at the end of this press release.

To supplement the Company’s consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company’s financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include, among other matters, statements regarding the company’s expected financial performance for the third quarter, our cash position, our intent to simplify operations and reduce the complexity associated with managing multiple brands, our plan to drive shareholder value by focusing on our core CafePress.com asset and restoring the health of the business, and the utility and intent of providing non-GAAP measures. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially from those expressed in these forward-looking statements. Factors that might contribute to such differences include, among others, changes as a result of management’s further review of our actual results in the third quarter, changes made as a result of the completion of our financial closing procedures for the third quarter, changes in strategy caused by turnover in the senior management of the company; risks associated with our efforts to streamline our business and operations, including any divestitures such as InvitationBox.com; any negative impact to our brand reputation or recognition, or our sales of user-designed products; the interruption of our production and fulfillment operations; interference with our ability to procure or receive inventory; our ability to maintain the proper functioning of our websites; economic conditions generally or downturns and the general state of the economy and consumer spending trends; intensified competition; our ability to attract customers from mobile devices or otherwise; our ability to expand our customer base and meet production requirements; our ability to retain and hire necessary employees and appropriately staff our operations; the impact of seasonality on our business; our ability to timely develop new product and service offerings, as well as consumer acceptance of new technologies and new products and services; our ability to develop additional adjacent lines of business to complement our growth strategies; litigation and claims brought against us, including, but not limited to, claims relating to the securities laws, our content or for infringing or misappropriating intellectual property; our failure to protect the confidential information of our customers; our failure to adequately protect our network from attacks; changes in expense levels; changes in search engine algorithms which may adversely affect the page rankings of our products and services; disruptions in our channel partner relationships or changes in partner product roadmaps which may reduce our revenue or impair our growth; the gain or loss of significant corporate partners or specific partner programs and/or an increase in our dependencies on such corporate partnerships; our dependence on search and our ability to provide accurate search results and recommendations across our long tail marketplace catalogues; fluctuations in the revenue contribution as between our various e-commerce properties; risks and uncertainties related to our strategic review process as well as to our business or growth strategy, particularly the success and benefits of any future acquisitions and the integration thereof; acquisition-related and litigation-related risks and associated expenses and difficulty in estimating impact and costs related thereto. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” sections of the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 as filed with the Securities and Exchange Commission on August 14, 2014, and in other reports we file with the Securities and Exchange Commission from time to time, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The company assumes no obligation to update these forward-looking statements.

About CafePress (PRSS):

CafePress is passionate about helping individuals forge connections and celebrate their identities, interests and obsessions through unique products and content.

Our customers include people from all walks of life who are drawn to products that are emotional, inspirational and motivational. CafePress continues to enhance its assortment of designs, brands, images and base goods within its library of print-on-demand products. This expansion solidifies CafePress’ reputation as the ultimate resource for creating connections and bring-to-life creativity, opinions and passions. For more information, visit www.cafepress.com or connect with CafePress on Facebook, Twitter, Pinterest or YouTube.

CafePress Inc.

Media Relations:

Sarah Segal

650-655-3039

pr@cafepress.com

Investor Relations:

The Blueshirt Group

Whitney Kukulka

415-489-2187

whitney@blueshirtgroup.com

CafePress Inc.

Condensed Consolidated Statement of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended Sept 30,		Nine Months Ended Sept 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Net revenues	$48,568	$50,443	$148,134	$155,353
Cost of net revenues	30,912	30,622	92,976	95,602

Gross profit	17,656	19,821	55,158	59,751

Operating expenses:
Sales and marketing	12,697	14,233	39,655	42,789
Technology and development	5,393	5,094	15,955	15,415
General and administrative	5,872	4,297	15,464	13,185
Acquisition-related costs	625	546	(669)	324
Restructuring costs	(300)	—	491	—

Total operating expenses	24,287	24,170	70,896	71,713

Loss from operations	(6,631)	(4,349)	(15,738)	(11,962)
Interest income	4	11	9	37
Interest expense	(36)	(46)	(118)	(152)
Other (expense) income, net	—	(5)	(19)	(1)

Loss before income taxes	(6,663)	(4,389)	(15,866)	(12,078)
Benefit from income taxes	(249)	(1,271)	(667)	(3,260)

Net loss	$(6,414)	$(3,118)	$(15,199)	$(8,818)

Net loss per share of common stock:
Basic and diluted	$(0.37)	$(0.18)	$(0.88)	$(0.51)

Shares used in computing net loss per share of common stock:
Basic and diluted	17,324	17,153	17,273	17,134

CafePress Inc.

Condensed Consolidated Balance Sheet

(In thousands, except par value amounts)

(Unaudited)

	Sept 30 2014	December 31, 2013
	(Unaudited)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$10,729	$33,335
Short-term investments	1,982	3,475
Accounts receivable	5,557	8,310
Inventory	8,039	9,493
Deferred costs	3,056	2,721
Prepaid expenses and other current assets	8,719	6,862

Total current assets	38,082	64,196

Property and equipment, net	19,013	21,964
Goodwill	39,448	39,448
Intangible assets, net	11,745	15,003
Other assets	751	829

TOTAL ASSETS	$109,039	$141,440

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$9,586	$23,073
Partner commissions payable	3,214	5,210
Accrued royalties payable	4,808	6,728
Accrued liabilities	11,568	12,541
Deferred revenue	4,530	5,045
Capital lease obligations, current	623	579

Total current liabilities	34,329	53,176
Capital lease obligations, non-current	1,559	2,034
Other long-term liabilities	1,925	2,576

TOTAL LIABILITIES	37,813	57,786

Stockholders’ Equity :
Preferred stock, $0.0001 par value: 10,000 shares authorized as of September 30, 2014 and December 31, 2013; none issued and outstanding	—	—
Common stock, $0.0001 par value - 500,000 shares authorized and 17,370 and 17,173 shares issued and outstanding as of September 30, 2014 and December 31, 2013, respectively	2	2
Additional paid-in capital	100,507	97,736
Accumulated deficit	(29,283)	(14,084)

TOTAL STOCKHOLDERS’ EQUITY	71,226	83,654

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$109,039	$141,440

CafePress Inc.

Condensed Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended Sept 30,
	2014	2013
	(Unaudited)
Cash Flows from Operating Activities:
Net loss	$(15,199)	$(8,818)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,497	6,651
Amortization of intangible assets	3,258	3,834
Stock-based compensation	2,287	2,958
Loss (gain) on disposal of fixed assets	67	(160)
Change in fair value of contingent consideration liability	(741)	(2,461)
Deferred income taxes	316	(771)
Tax short-fall from stock-based compensation	—	(70)
Changes in operating assets and liabilities:
Accounts receivable	2,753	5,546
Inventory	1,454	1,737
Prepaid expenses and other current assets	(2,268)	(2,012)
Other assets	78	(350)
Accounts payable	(13,650)	(6,077)
Partner commissions payable	(1,996)	(2,023)
Accrued royalties payable	(1,920)	(2,035)
Accrued and other long term liabilities	(943)	(683)
Income taxes payable	—	(765)
Deferred revenue	(515)	(3,646)

Net cash used in operating activities	(19,522)	(9,145)

Cash Flows from Investing Activities:
Purchase of short-term investments	—	(1,491)
Proceeds from maturities of short-term investments	1,493	9,154
Purchase of property and equipment	(2,144)	(3,999)
Capitalization of software and website development costs	(2,269)	(3,136)
Proceeds from disposal of fixed assets	—	170
Decrease in restricted cash	75	170

Net cash (used in) provided by investing activities	(2,845)	868

Cash Flows from Financing Activities:
Payment of short term borrowings	—	(894)
Principal payments on capital lease obligations	(431)	(398)
Proceeds from exercise of common stock options	448	60
Borrowings under insurance financing	—	940
Payments under insurance financing	(256)	(428)
Payments of contingent consideration	—	(2,451)

Net cash used in financing activities	(239)	(3,171)

Net decrease in cash and cash equivalents	(22,606)	(11,448)
Cash and cash equivalents — beginning of period	33,335	31,198

Cash and cash equivalents — end of period	$10,729	$19,750

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$115	$135
Income taxes paid during the period	7	997

Noncash Investing and Financing Activities:
Accrued purchases of property and equipment	$336	$57
Property and equipment acquired under capital lease	—	344
Property and equipment acquired under rent agreement	—	321

Stock-based compensation is allocated as follows:

	Three Months Ended Sept 30,		Nine Months Ended Sept 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Cost of net revenues	$45	$48	$146	$168
Sales and marketing	86	122	273	342
Technology and development	78	58	245	178
General and administrative	547	737	1,623	2,270

Total stock-based compensation expense	$756	$965	$2,287	$2,958

CafePress Inc.

Reconciliation of GAAP Net Loss to Non-GAAP Adjusted EBITDA

(In thousands)

	Three Months Ended Sept 30,		Nine Months Ended Sept 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Net loss	$(6,414)	$(3,118)	$(15,199)	$(8,818)
Non-GAAP adjustments:
Interest and other (income) expense, net	32	40	128	116
Benefit from income taxes	(249)	(1,271)	(667)	(3,260)
Depreciation and amortization	2,413	2,251	7,497	6,651
Amortization of intangible assets	1,086	1,201	3,258	3,834
Acquisition-related costs	625	546	(669)	324
Stock-based compensation	756	965	2,287	2,958
Restructuring costs	(300)	—	491	—

Adjusted EBITDA*	$(2,051)	$614	$(2,874)	$1,805

*	Adjusted EBITDA is a non-GAAP financial measure which we define as net income (loss) less interest and other income (expense), provision for (benefit from) income taxes, depreciation and amortization, amortization of intangible assets, acquisition-related costs, stock-based compensation and impairment charges. Acquisition-related costs include performance-based compensation payments, any changes in the estimated fair value of performance-based contingent consideration payments which were initially recorded in connection with our acquisition of substantially all of the assets of L&S Retail Ventures, Inc. and Logo’d Softwear, Inc., and the business acquisition of EZ Prints, Inc. and third-party fees incurred as part of our acquisitions of L&S Retail Ventures, Inc., Logo’d Softwear, Inc. and EZ Prints, Inc.

CafePress Inc.

Reconciliation of GAAP Operating Loss to Non-GAAP Operating Loss

(In thousands)

	Three Months Ended Sept 30,		Nine Months Ended Sept 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Loss from operations	$(6,631)	$(4,349)	$(15,738)	$(11,962)
Non-GAAP adjustments:
Amortization of intangible assets	1,086	1,201	3,258	3,834
Acquisition-related costs	625	546	(669)	324
Stock-based compensation	756	965	2,287	2,958
Restructuring costs	(300)	—	491	—

Non-GAAP operating loss	$(4,464)	$(1,637)	$(10,371)	$(4,846)

CafePress Inc.

Reconciliation of GAAP Net Loss to Non-GAAP Net loss and Non-GAAP Net loss per Diluted Share

(In thousands, except per share amounts)

	Three Months Ended Sept 30,		Nine Months Ended Sept 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Net loss	$(6,414)	$(3,118)	$(15,199)	$(8,818)
Non-GAAP adjustments:
Amortization of intangible assets	1,086	1,201	3,258	3,834
Acquisition-related costs	625	546	(669)	324
Stock based compensation	756	965	2,287	2,958
Restructuring costs	(300)	—	491	—
Benefit (provision) for income taxes	1,416	(630)	3,139	(1,504)

Non-GAAP net loss	$(2,831)	$(1,036)	$(6,693)	$(3,206)

Non-GAAP net loss per share:
Basic and diluted	($0.16)	($0.06)	($0.39)	($0.19)

Shares used in computing Non-GAAP net loss per share:
Basic and diluted	17,324	17,153	17,273	17,134

CafePress Inc.

User Metrics Disclosure

	Three Months Ended Sept 30,		Nine Months Ended Sept 30,
	2014	2013	2014	2013
User Metrics
Orders	1,135,864	1,315,414	3,566,425	4,221,583
year-over-year change	-14%	58%	-16%	65%

Average order size	$42	$38	$41	$36
year-over-year change	12%	-30%	15%	-30%